Exhibit 10.3

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

AMENDMENT NO 2 TO THE AGREEMENT

DATED AS OF JANUARY 1, 2006

BETWEEN

OFFICE CHERIFIEN DES PHOSPHATES,

(OCP)

AND

MISSISSIPPI PHOSPHATES CORPORATION

(MPC)

AMENDMENT NO 2 TO THE AGREEMENT BETWEEN

OCP AND MPC DATED AS OF JANUARY 1ST, 2006

AMENDMENT NO 2 OF AGREEMENT

This Amendment No 2 of Agreement (“Amendment No 2”) is effective as of January 1, 2006, between:

OFFICE CHERIFIEN DES PHOSPHATES (OCP)

2, Rue Al Abtal Hay Erraha

CASABLANCA – (Morocco),

on the one part,

and,

MISSISSIPPI PHOSPHATES CORPORATION (MPC)

P.O. Box 848 Pascagoula,

Mississippi 39568-0848

USA,

on the other part.

W I T N E S S E T H

WHEREAS, OCP and MPC are parties to that certain Agreement with an effective date of January 1st, 2005, for the sale and purchase of all of MPC’s requirements of phosphate rock at its Pascagoula Plant (“Agreement”); and

WHEREAS, OCP and MPC desire to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, OCP and MPC hereby agree as follows:

1. Article IV of the Agreement is hereby amended by adding thereto a new paragraph 4.2. which shall read in its entirety as follows:

“4.2. With respect to the period from January 1st through June 30th, 2006 of the second Contract Year, the purchase price (expressed in U.S. Dollars) shall be US $[***] per metric ton of phosphate rock, [***], FOB Casablanca or Jorf Lasfar. With respect to the period from July 1st through December 31st of the second Contract Year, the parties shall negotiate towards a price for such period taking into account the market situation of phosphate rock. [***]”

2. Existing paragraph 4.2. of Article IV shall be renumbered 4.3. and shall be further amended by deleting the word “second” in the first line thereof and inserting in its place the word “third.”

3. Existing paragraph 4.3. of Article VI of the Agreement shall be renumbered 4.4.

4. Except as specifically set forth in this Amendment No 2, all of the terms and conditions of the Agreement shall continue in full force and effect.

AMENDMENT NO 2 TO THE AGREEMENT BETWEEN

OCP AND MPC DATED AS OF JANUARY 1ST, 2006

5. All capitalized terms used in this Amendment No 2 and not otherwise defined herein shall have the meanings set forth in the Agreement.

IN WITNESS WHEREOF, OCP and MPC have caused this Amendment No 2 to be duly executed as of the first day of January 2006.

MISSISSIPPI PHOSPHATES CORPORATION		OFFICE CHERIFIEN DES PHOSPHATES

By:	Robert E. JONES	By:	Mourad CHERIF

/s/ Robert E. Jones		/s/ Mourad Cherif Director General
Chief Executive Officer